UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-02                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-2 Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2002 among GS Mortgage Securities Corporation as depositor, Bank of America N.A as servicers, and JPMorgan Chase Bank as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 27, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002


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                                            GSR MORTGAGE LOAN TRUST 2002-2
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A        141,700,000.00            0.00           0.00           0.00             0.00      0.00       0.00                0.00
A1B        196,500,000.00            0.00           0.00           0.00             0.00      0.00       0.00                0.00
A1C        432,000,000.00  331,846,699.09  65,323,905.94   1,518,475.19    66,842,381.13      0.00       0.00      266,522,793.15
A1D        176,777,000.00  176,777,000.00           0.00     886,242.03       886,242.03      0.00       0.00      176,777,000.00
A2         130,952,000.00   68,858,842.26   7,456,943.81     362,771.33     7,819,715.14      0.00       0.00       61,401,898.45
B1           9,924,000.00    9,844,077.70      12,242.82      56,396.09        68,638.91      0.00       0.00        9,831,834.88
B2           6,065,000.00    6,016,155.91       7,482.13      34,466.17        41,948.30      0.00       0.00        6,008,673.78
B3           4,411,000.00    4,375,476.29       5,441.66      25,066.82        30,508.48      0.00       0.00        4,370,034.63
B4           1,103,000.00    1,094,117.05       1,360.72       6,268.13         7,628.85      0.00       0.00        1,092,756.33
B5           1,103,000.00    1,094,117.05       1,360.72       6,268.13         7,628.85      0.00       0.00        1,092,756.33
B6           2,206,760.00    2,188,988.11       2,722.36      12,540.57        15,262.93      0.00       0.00        2,186,265.75
R1                 100.00            0.00           0.00           0.01             0.01      0.00       0.00                0.00
R2                 100.00            0.00           0.00           0.01             0.01      0.00       0.00                0.00
R3                 100.00            0.00           0.00           0.01             0.01      0.00       0.00                0.00
TOTALS   1,102,742,060.00  602,095,473.46  72,811,460.16   2,908,494.49    75,719,954.65      0.00       0.00      529,284,013.30

X1         946,977,000.00  508,623,699.09           0.00     475,161.67       475,161.67         0.00       0.00   443,299,793.15
X2         130,952,000.00   68,858,842.26           0.00      64,923.75        64,923.75         0.00       0.00    61,401,898.45

----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A      36229RBH1      0.00000000       0.00000000     0.00000000      0.00000000       0.00000000        A1A       2.731000 %
A1B      36229RBJ7      0.00000000       0.00000000     0.00000000      0.00000000       0.00000000        A1B       3.647000 %
A1C      36229RBK4    768.16365530     151.21274523     3.51498887    154.72773410     616.95091007        A1C       5.491000 %
A1D      36229RBL2  1,000.00000000       0.00000000     5.01333335      5.01333335   1,000.00000000        A1D       6.016000 %
A2       36229RBM0    525.83268877      56.94410020     2.77026185     59.71436206     468.88858857        A2        6.322000 %
B1       36229RBQ1    991.94656389       1.23365780     5.68279827      6.91645607     990.71290609        B1        6.874723 %
B2       36229RBR9    991.94656389       1.23365705     5.68279802      6.91645507     990.71290684        B2        6.874723 %
B3       36229RBS7    991.94656314       1.23365677     5.68279755      6.91645432     990.71290637        B3        6.874723 %
B4       36229RBW8    991.94655485       1.23365367     5.68280145      6.91645512     990.71290118        B4        6.874723 %
B5       36229RBX6    991.94655485       1.23365367     5.68280145      6.91645512     990.71290118        B5        6.874723 %
B6       36229RBY4    991.94661404       1.23364571     5.68279740      6.91644311     990.71296833        B6        6.874723 %
R1       36229RBT5      0.00000000       0.00000000     0.10000000      0.10000000       0.00000000        R1        6.794521 %
R2       36229RBU2      0.00000000       0.00000000     0.10000000      0.10000000       0.00000000        R2        6.794521 %
R3       36229RBV0      0.00000000       0.00000000     0.10000000      0.10000000       0.00000000        R3        6.794521 %
TOTALS                545.99846628      66.02764400     2.63751116     68.66515516     479.97082228

X1       36229RBN8    537.10248410       0.00000000     0.50176685      0.50176685     468.12097142        X1        1.121053 %
X2       36229RBP3    525.83268877       0.00000000     0.49578281      0.49578281     468.88858857        X2        1.131423 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                          464,889,115.13
                                        Pool 2 Mortgage Loans                                           64,394,898.89
Sec. 4.01(c)    Available Distribution                                                                  76,260,040.08
                                        Principal Distribution Amount                                      749,258.91
                                        Principal Prepayment Amount                                     72,062,201.29

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class A1b
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class A1c
                                                              Payoffs in Full                           63,766,366.08
                                                              Partial Principal Prepayments                905,592.47
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class A1d
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class A2
                                                              Payoffs in Full                            7,190,564.42
                                                              Partial Principal Prepayments                199,678.32
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class B1
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class B2
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class B3
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class B4
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class B5
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
                                        Class B6
                                                              Payoffs in Full                                    0.00
                                                              Partial Principal Prepayments                      0.00
                                                              Liquidation Proceeds                               0.00
                                                              Condemnation Proceeds                              0.00
                                                              Insurance Proceeds                                 0.00
                                                              Repurchased Principal                              0.00
Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                 0.00
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                 0.00
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month         1,518,475.19
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class A1d
                                                              Accrued and Paid for Current Month           886,242.03
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class A2
                                                              Accrued and Paid for Current Month           362,771.33
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class X1
                                                              Accrued and Paid for Current Month           475,161.67
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class X2
                                                              Accrued and Paid for Current Month            64,923.75
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class B1
                                                              Accrued and Paid for Current Month            56,396.09
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class B2
                                                              Accrued and Paid for Current Month            34,466.17
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class B3
                                                              Accrued and Paid for Current Month            25,066.82
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class B4
                                                              Accrued and Paid for Current Month             6,268.13
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class B5
                                                              Accrued and Paid for Current Month             6,268.13
                                                              Accrued and Paid from Prior Months                 0.00
                                        Class B6
                                                              Accrued and Paid for Current Month            12,540.57
                                                              Accrued and Paid from Prior Months                 0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                  125,472.31
                                        Trustee Fee Paid                                                     3,763.10

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                  0.00
                                        Current Period Reimbursed Advances                                       0.00
                                        Aggregate Unreimbursed Advances                                          0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                  0.00
                                        Current Period Reimbursed Advances                                       0.00
                                        Aggregate Unreimbursed Advances                                          0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                    1,169
                                        Balance of Outstanding Mortgage Loans                          529,284,014.02

Sec. 4.01(l)                               Number and Balance of Delinquent Loans
                                            Group Totals
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                      0                     0.00                  0.00 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90+days                         1               625,950.34                  0.12 %
                                            Total                          1               625,950.34                  0.12 %


Sec. 4.01(l)                               Number and Balance of REO Loans
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %


Sec. 4.01(l)                               Number and Balance of Loans in Bankruptcy
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
Sec. 4.01(m)                               Number and Balance of Loans in Foreclosure
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      1              756,561.05                  0.14 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                    749,258.91
                                                              Payoffs                                             70,956,930.50
                                                              Prepayments                                          1,105,270.79
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Realized Losses                                              0.00

                                                              Realized Losses Group 1                                      0.00
                                                              Realized Losses Group 2                                      0.00
                                                              Realized Gains                                               0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                     0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1a                                                    0.00
                                                              Class A1b                                                    0.00
                                                              Class A1c                                                    0.00
                                                              Class A1d                                                    0.00
                                                              Class A2                                                     0.00
                                                              Class X1                                                     0.00
                                                              Class X2                                                     0.00
                                                              Class B1                                                     0.00
                                                              Class B2                                                     0.00
                                                              Class B3                                                     0.00
                                                              Class B4                                                     0.00
                                                              Class B5                                                     0.00
                                                              Class B6                                                     0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                           95.920000 %
                                        Senior Prepayment Percentage                                               100.000000 %
                                        Subordinate Percentage                                                       4.080000 %
                                        Subordinate Prepayment Percentage                                            0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                           95.830000 %
                                        Senior Prepayment Percentage                                               100.000000 %
                                        Subordinate Percentage                                                       4.170000 %
                                        Subordinate Prepayment Percentage                                            0.000000 %

Aggregate
                                        Scheduled Principal                                                          749,258.91
                                        Unscheduled Principal                                                     72,062,201.29
                                        Beginning Balance                                                        602,095,474.22
                                        Ending Balance                                                           529,284,014.02
                                        Net Wac                                                                         6.87316
                                        Weighted Averge Maturity                                                         321.00
Groups
                                        Net Wac Group 1                                                                 6.79452
                                        Net Wac Group 2                                                                 7.45342

                                        Wam Group 1                                                                      319.00
                                        Wam Group 2                                                                      329.00



                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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